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                                THE SHELBY FUND

                    Supplement Dated March 17, 2000 to the
                        Prospectus dated July 30, 1999

The following information supplements the disclosure in the Prospectus under the heading "Portfolio Managers":

Richard A. Beck serves as a co-manager of the Fund. Mr. Beck is a Research Analyst with SMC Capital, Inc. where he has been employed since September 1999. Mr. Beck received a B.S. in Finance from the University of Louisville in 1991 and he received an M.B.A. from Babson University in 1999. From September 1998 to July 1999, Mr. Beck served as a consultant/director at Backstage Pass Magazine. From June 1997 to August 1998 he was engaged in business development for Harle Wehde Associates, and from November 1994 to February 1996 Mr. Beck was employed by Stride Rite Corporation where he was responsible for strategic marketing.


Greg E. Deuser is no longer a co-manager of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE